SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): OCTOBER 31, 1999
                                                  ----------------

                      COMMODORE APPLIED TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)





       DELAWARE                           1-11871               11-3312952
 -----------------                      ------------         -------------------
(State or other jurisdiction           (Commission           (I.R.S. Employer
 of incorporation)                      File Number)         Identification No.)

150 EAST 58TH STREET, SUITE 3400
NEW YORK, NEW YORK                                                   10155
---------------------------------------                            ----------
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code:  (212) 308-5800
                                                     --------------



           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                           CURRENT REPORT ON FORM 8-K

                      COMMODORE APPLIED TECHNOLOGIES, INC.

                                OCTOBER 31, 1999

ITEM 5.   OTHER EVENTS.

          On November 5, 1999, Commodore Applied Technologies, Inc. a Delaware corporation (the "Company"), announced that the Agreement and Plan of Merger, dated October 1, 1999, by and among Global Energy Investors, Inc., the Company, and certain other parties thereto expired by its terms on October 31, 1999. Additional information concerning the foregoing is set forth in the press release filed herewith as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Business Acquired.

                  Not Applicable.

         (b)      Pro Forma Financial Information.

                  Not Applicable.

         (c)      Exhibits.

EXHIBIT NO.                DESCRIPTION
-----------                -----------

99.1 Press Release, dated November 5, 1999, of Commodore Applied Technologies, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    COMMODORE APPLIED TECHNOLOGIES, INC.

Date:  November 15, 1999            By: /s/ JAMES M. DEANGELIS
                                        ----------------------------------
                                            James M. DeAngelis, Treasurer

                                  EXHIBIT INDEX
                                  -------------

EXHIBIT NO.                DESCRIPTION
-----------                -----------

99.1 Press Release, dated November 5, 1999, of Commodore Applied Technologies, Inc.